February 26, 2004

DREYFUS GROWTH AND VALUE FUNDS, INC.
- Dreyfus Premier Technology Growth Fund
- Dreyfus Premier Future Leaders Fund
- Dreyfus Premier Strategic Value Fund
- Dreyfus Premier International Value Fund
- Dreyfus Premier Small Company Growth Fund
- Dreyfus Premier Select Midcap Growth Fund
- Dreyfus Premier Structured Midcap Fund
- Dreyfus Premier Structured Large Cap Value Fund

Supplement to Statement of Additional Information
dated January 1, 2004

Effective March 1, 2004, the following information
supersedes and replaces the information contained in the
second paragraph in the section of the Fund’s Statement of
Additional Information entitled “Shareholder Services –
Automatic Withdrawal Plan”:

With respect to each Dreyfus Premier Fund, no CDSC
with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan,
provided that any amount withdrawn under the plan does not
exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic
Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or
Class C shares under the Automatic Withdrawal Plan that
exceed such amounts will be subject to a CDSC. Withdrawals
of Class A and Class T shares subject to a CDSC under the
Automatic Withdrawal Plan will be subject to any applicable
CDSC. Purchases of additional Class A and Class T shares
where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

Larkin-Supp-SAI-DG&VF-(1-1-04)-2004